                                                                   Exhibit 3.109


       FILED
SECRETARY OF STATE

1984 OCT 24  PM 12:43

                                   CHARTER OF

                       APARTMENT GUIDE OF NASHVILLE, INC.

      The undersigned natural person, having capacity to contract and acting as the incorporator of a corporation under the Tennessee General Corporation Act, adopts the following charter for such corporation:

      1. The name of the corporation is Apartment Guide of Nashville, Inc.

      2. The duration of the corporation is perpetual.

      3. The address of the principal office of the corporation in the State of Tennessee shall be Suite 148, 5100 Poplar Avenue, Memphis, County of Shelby, Tennessee 38137.

      4. The corporation is for profit.

      5. The purpose or purposes for which the corporation is organized are:

      To publish, print, bind, sell, deliver and distribute magazines, pamphlets, directories, leaflets and papers, and to copyright the articles, stories and discussions appearing therein; to sell advertising space in such magazines and other publications, and to do all such other things as may be necessary or advisable to carry on such business.

      6. The maximum number of shares which the corporation shall have the authority to issue is one thousand (1,000) shares, with $1.00 par value.

      7. The corporation will not commence business until consideration of One Thousand Dollars ($1,000.00) has been received for issuance of shares.

      Dated: October 18, 1984

                                                      /s/ Joe B. Guinn
                                                      --------------------------
                                                      JOE B. GUINN, Incorporator

                                                                   RECEIVED
                                                              STATE OF TENNESSEE
                                                              88 DEC 12 PM 12:52

                                                             [ILLEGIBLE] CROWELL
                                                              SECRETARY OF STATE

                      ARTICLES OF AMENDMENT TO THE CHARTER
                                       OF
                       Apartment Guide of Nashville, Inc.
--------------------------------------------------------------------------------

      Pursuant to the provisions of Section 48-20-106 of the Tennessee Business Corporation Act, the undersigned corporation adopts the following articles of amendment to its charter:

1. The name of the corporation is Apartment Guide of Nashville, Inc.

2. The text of each amendment adopted is:

            New Address:

      5050 Poplar Avenue, Suite 1507, Memphis, TN 38157

3. The corporation is a for-profit corporation.

4. The manner (if not set forth in the amendment) for implementation of any exchange, reclassification, or cancellation of issued shares is as follows:

5. The amendment was duly adopted on 11/23/88 by (the shareholders).

[NOTE: Please strike the choices which do not apply to this amendment.]

6. If the amendment is not to be effective when these articles are filed by the Secretary of State, the date/time it will be effective is

_____________________,19 _____________(date)___________________________(time).

[NOTE: The delayed effective date shall not be later than the 90th day after the date this document is filed by the Secretary of State.]

11/23/88                                    Apartment Guide of Nashville, Inc.
-------------------------------         ----------------------------------------
Signature Date                          Name of Corporation

Treasurer / Secretary                   /s/ Joan M. Guinn
-------------------------------         ----------------------------------------
Signer's Capacity                       Signature

                                            Joan M. Guinn
                                        ----------------------------------------
                                        Name (typed or printed)

                      ARTICLES OF AMENDMENT TO THE CHARTER

                                       OF

                       APARTMENT GUIDE OF NASHVILLE, INC.
--------------------------------------------------------------------------------

      Pursuant to the provisions or Section 48-20-106 of the Tennessee Business Corporation Act, the undersigned corporation adopts the following articles of amendment to its charter:

1. The name of the corporation is Apartment Guide of Nashville, Inc.

2. The text of each amendment adopted is:

   THE ADDRESS IS CHANGED TO:
                 6041 MT. MORIAH EXTD. #9
                 MEMPHIS, TN 38115-2664

3. The corporation is a for-profit corporation.

4. The manner (if not set forth in the amendment) for implementation of any exchange, reclassification, or cancellation of issued shares is as follows:

                                      N/A

5. The amendment was duly adopted on JANUARY 1, 1991 by (the shareholders).

[NOTE: Please strike the choices which do not apply to this amendment.]

6. If the amendment is not to be effective when these articles are filed by the Secretary of State, the date/time it will be effective is

February 15, 1991 (date) 12:00 am (time).

[NOTE: The delayed effective date shall not be later than the 90th day after the date this document is filed by the Secretary of State.]


1/28/91                                 APARTMENT GUIDE OF NASHVILLE, INC.
-------------------------------         ----------------------------------------
Signature Date                          Name of Corporation

[Illegible]                             /s/ Joan M. Guinn
-------------------------------         ----------------------------------------
Signer's Capacity                       Signature

                                            JOAN M. GUINN
                                        ----------------------------------------
                                        Name (typed or printed)